UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2004

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-31031	75-2743995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 105, BocaRaton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-8670

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 13, 2004, Airspan Networks, Inc. (the “Company”) announced that, effective as of September 10, 2004, the Company entered into a Preferred Stock Purchase Agreement with Oak Investment Partners XI Limited Partnership (“Oak”) pursuant to which the Company agreed to sell 73,000 shares of Series A Preferred Stock to Oak for $29,200,000. These shares of Series A Preferred Stock would be initially convertible into 7.3 million shares of Common Stock. The transaction, approved by the Company’s Board of Directors on September 9, 2004 and September 12, 2004 and by the Company’s Audit Committee on September 9, 2004, is anticipated to close on September 13, 2004. The shares of Series A Preferred Stock will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 3.02. Unregistered Sales of Securities

On September 13, 2004, Airspan Networks, Inc. (the “Company”) announced that, effective as of September 10, 2004, the Company entered into a Preferred Stock Purchase Agreement with Oak Investment Partners XI Limited Partnership (“Oak”) pursuant to which the Company agreed to sell 73,000 shares of Series A Preferred Stock to Oak for $29,200,000. These shares of Series A Preferred Stock would be initially convertible into 7.3 million shares of Common Stock. The transaction, approved by the Company’s Board of Directors on September 9, 2004 and September 12, 2004 and by the Company’s Audit Committee on September 9, 2004, is anticipated to close on September 13, 2004. The shares of Series A Preferred Stock will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Exhibits

4.1	Preferred Stock Purchase Agreement, dated as of September 10, 2004 among Airspan Networks, Inc. and Oak Investment Partners XI, Limited Partnership

99.1	Press Release dated September 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Preferred Stock Purchase Agreement, dated as of September 10, 2004 among Airspan Networks, Inc. and Oak Investment Partners XI, Limited Partnership

99.1	Press Release dated September 13, 2004